Exhibit 10.9

                            KEYSTONE FINANCIAL, INC.

                 1990 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                       (as amended through March 25, 1993)


        The purposes of the 1990 Non-Employee Directors' Stock Option Plan (the "Plan") are to promote the long-term success of Keystone Financial, Inc. (the "Corporation") by creating a long-term mutuality of interests between the non-employee Directors and shareholders of the Corporation, to provide an additional inducement for such Directors to remain with the Corporation and to provide a means through which the Corporation may attract able persons to serve as Directors of the Corporation.


                                    SECTION 1
                                 Administration

        The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation and consisting of not less than two members of the Board.

        The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

        The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding. No discretion concerning decisions regarding the Plan shall be exercised by any person other than the Committee.

        Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                    SECTION 2
                         Shares Available under the Plan

        The total number of shares which may either be issued pursuant to or be subject to outstanding stock options (including both stock options granted under
Section 3 and reload options) granted under the Plan is limited to 1,234,375 shares of Common Stock, par value $2.00 per share, of the Corporation (the "Common Stock"), subject to adjustment and subsititution as set forth in Section
5. Of such total authorized shares, no more than 234,375 shares of Common Stock, subject to adjustment and substitution as set forth in Section 5, may either be issued pursuant to or be subject to outstanding stock options (not including reload options) granted under Section 3 of the Plan. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                    SECTION 3
                             Grant of Stock Options

        On January 2 or, if January 2 is not a day on which the principal market for the Common Stock is open for trading, then on the first such trading day, of each of the years 1991 through 1995, each person who is then a member of the Board of Directors of the Corporation and who is not then an employee of the Corporation or any of its subsidiaries (a "non-employee Director") shall be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under Section 422A of the Internal Revenue Code of 1986) to purchase 1,875 shares of Common Stock. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for 1,875 shares, then each non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.


                                    SECTION 4
                      Terms and Conditions of Stock Options

        Stock options granted under the Plan shall be subject to the following terms and conditions:

                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

                  (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 4(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 2.

                  (C) No stock option shall be exercisable by a grantee while a Director prior to the second anniversary of the date of grant, and no stock option shall be exercisable in any event during the first six months of its term except in case of death or disability as provided in
        Section 4(E). No stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

                  (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative.

                  (E) If a grantee ceases to be a Director of the Corporation for any reason, any outstanding stock options held by the grantee shall be exercisable and shall terminate according to the following provisions:

                          (i) If a grantee ceases to be a Director of the Corporation for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such grantee (whether or not exercisable by the grantee immediately prior to ceasing to be a Director) shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period, provided that, except in the case of a grantee who is disabled within the meaning of Section 422A(c)(7) of the Code (a "Disabled Grantee"), in no event shall the option be exercisable during the first six months of its term;

                          (ii) If  during  his term of office  as a  Director  a
                  grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

                          (iii) Following the death of a grantee during service as a Director of the Corporation, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

                          (iv) Following the death of a grantee after ceasing to
                  be a Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

                          A stock  option held by a grantee who has ceased to be
                  a Director of the Corporation shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E). Whether a grantee is a Disabled Grantee shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

                  (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 4(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (H) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                  (I) Subject to the approval of the shareholders of the Corporation at its 1993 Annual Meeting, each stock option outstanding under the Plan as of March 25, 1993 and each stock option thereafter granted under the Plan (including reload options) shall have reload option rights as provided in this Section 4(I). Reload option rights shall entitle the original grantee of a stock option (and only such original grantee), upon exercise of the stock option or any portion thereof through delivery of previously owned shares of Common Stock, to automatically be granted on the date of such exercise a new nonstatutory stock option (a "reload option") (i) for a number of shares of Common
        Stock equal to the number of full shares delivered in payment of the option price of the original option, (ii) having an option price equal to one hundred percent (100%) of the fair market value per share (determined as provided in Section 4(G)) of the Common Stock covered by the reload option on such date of grant, (iii) having the same expiration date as the stock option so exercised and (iv) otherwise having the same terms and conditions as a stock option granted under
        Section 3 of the Plan. Reload option rights shall entitle a grantee to be granted a reload option only if the underlying option or reload option to which it relates is exercised by the original grantee during service as a director of the Corporation. Notwithstanding any provision of the Plan or any stock option agreement, no holder of reload option rights may be granted a reload option covering a number of shares in excess of the number of authorized shares then remaining available under the Plan. Except as otherwise specifically provided herein or required by the context, the term "stock option" as used in this Plan shall include reload options granted hereunder.

        Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto.


                                    SECTION 5
                      Adjustment and Substitution of Shares

        If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options, the number of shares of the Common Stock to be subject to any stock option thereafter granted and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

        If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, for each share of the Common Stock which would otherwise be subject to any stock option thereafter granted and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

        In  case of any  adjustment  or  substitution  as  provided  for in this
Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

        No adjustment or substitution provided for in this Section 5 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.


                                    SECTION 6
                       Additional Rights in Certain Events

(A)  Definitions.

        For purposes of this Section 6, the following terms shall have the following meanings:

                  (1) "Affiliate," "Associate" and "Parent" shall have the respective meanings set forth in Rule 12b-2 under the 1934 Act as in effect on the effective date of the Plan.

                  (2) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

                  (3) Beneficial Ownership shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

                  (4) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote).

                  (5) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

                  (6) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined Voting Power of all classes of stock in one of the other corporations in the chain.

                   (7) "Section 6 Event" shall mean the date upon which any of the following events occurs:

                          (a) The Corporation acquires actual knowledge that any
                  Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 25% or more of the Voting Power of the Corporation;

                          (b) (i) A Tender  Offer is made to acquire  securities
                  of the Corporation entitling the holders thereof to 50% or more of the Voting Power of the Corporation; or (ii) Voting Shares are first purchased pursuant to any other Tender Offer; or

                          (c) At any time  less than 60% of the  members  of the
                  Board of Directors shall be individuals who were either (i) Directors on the effective date of the Plan or (ii) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board of Directors) of at least two-thirds of the Directors then still in office who were Directors on the effective date of the Plan or who were so approved.

(B)  Acceleration of the Exercise Date of Stock Options

        Notwithstanding any other provision contained in the Plan, in case any "Section 6 Event" occurs all outstanding stock options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms, provided that, except as provided in Section 4(E), in no event shall a stock option be exercisable during the first six months of its term.


                                    SECTION 7
        Effect of the Plan on the Rights of Corporation and Shareholders

        Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the shareholders of the Corporation or the Board of Directors to elect and remove Directors.


                                    SECTION 8
                            Amendment and Termination

        The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Internal Revenue Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

        Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.


                                    SECTION 9
                       Effective Date and Duration of Plan

        The effective date and date of adoption of the Plan shall be March 29, 1990, the date of adoption of the Plan by the Board, provided that on or prior to December 31, 1992 such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Corporation represented in person or by proxy at a duly called and convened meeting of such holders. Notwithstanding any other provision contained in the Plan, no stock option granted under the Plan may be exercised until after such shareholder approval. No stock option may be granted under
Section 3 of the Plan subsequent to January 3, 1995. After January 3, 1995, reload options may continue to be granted during the terms of stock options then outstanding.

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